Exhibit 99.1

EMPIRE STATE
REALTY TRUST

PERFORMANCE & PERSPECTIVE

Anthony E. Malkin
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
> First apartment in NYC in 1985 at corner of Hudson and Jane
> Two sons, 24 and 22
> Golden Retriever named Iko Iko
Favorite New York City Sports Moment:
“Hideki Matsui’s double on October 16th, 2003 against Pedro Martinez. I’ve never heard as loud a sound as the old Yankee stadium at the moment.”
EMPIRE STATE
REALTY TRUST

Investor Highlights
> Pure-play Manhattan and greater New York metropolitan area
> Embedded, derisked growth
> Redevelopment of irreplaceable properties
> Best-in-class balance sheet
> Experienced and proven management team
EMPIRE STATE
REALTY TRUST

Delivered On Our Promises
OCTOBER 2, 2013 (IPO) THROUGH MARCH 30, 2015
> Executed on redevelopment program
> Initiated in-house property management, leasing and marketing
> Executed on leasing at above market spreads
> Demonstrated sustained observatory performance
> Closed acquisitions (option properties)
> Transformed balance sheet
EMPIRE STATE
REALTY TRUST

Internal & External Opportunities
SEVERAL YEARS OF EMBEDDED, DERISKED GROWTH TO COME
Internal Growth
Redevelopment
External Growth
Irreplaceable assets in prime locations with several years of embedded, derisked growth to come
Consolidate, redevelop and lease floors, and outperform the market in any cycle
Patient, diligent, creative, and conscious of cycles in pursuit of growth
EMPIRE STATE
REALTY TRUST

John B. Kessler
PRESIDENT AND CHIEF OPERATING OFFICER
> Four sons, aged 21,19,16 and 13
> Black Lab named Lola
> Love to cook family recipe spaghetti sauce
Favorite New York City Sports Moment:
“On a Saturday afternoon in June 2008, Johnny Damon sets record as first Yankee to go 6 for 6 at Yankee Stadium and leads team to victory over Royals”
EMPIRE STATE
REALTY TRUST

Operational Leadership
> Partner with Chief Executive Officer to lead ESRT
> Assist Chief Financial Officer with balance sheet management
> Manage day to day operations across business lines
> Deliver the team for transaction opportunities
> Engage with investors
> Pursue external growth initiatives
EMPIRE STATE
REALTY TRUST

Analyst And Investor Day Agenda
MONDAY, MARCH 30, 2015
Schedule
Speakers: 9:15am
Lunch: 12:30pm
Q&A: 12:45pm
Property Tours:
1:30 – 4:15pm
Speakers
Anthony E. Malkin, Chairman and Chief Executive Officer
Welcome and Accomplishments Since IPO
John B. Kessler, President and Chief Operating Officer
Introduction
Thomas P. Durels, Executive Vice President and Director of Leasing and Operations
Leasing and Operations Overview
Ryan O. Kass, Senior Vice President and Director of Leasing and Marketing
Leasing
C. Peter Sjolund, Senior Vice President of Design & Construction
Redevelopment and Sustainability
Jeffrey H. Newman, Senior Vice President of Leasing and Marketing
Greater NY Portfolio
Jean-Yves Ghazi, Director of the Empire State Building Observatory
Observatory Operations
Anthony E. Malkin, Chairman and Chief Executive Officer
ESB Branding and PR and External Growth
David A. Karp, Executive Vice President and Chief Financial Officer
Financial Strategy and Balance Sheet
EMPIRE STATE
REALTY TRUST

Thomas P. Durels
EXECUTIVE VICE PRESIDENT AND DIRECTOR OF LEASING AND OPERATIONS
> 2 daughters, 24 and 23, a son 20
> One daughter following in family real estate footsteps
Favorite New York Sports Moments:
“Watching 11 year old daughter do a 360 dunk on the floor of MSG during half time at Knicks game (on a kids’ height hoop)”
“Stepping into the ring at MSG Felt Forum to box”
EMPIRE STATE
REALTY TRUST

Delivered On Promises
2014
785,000 SF of leasing
350,000 SF of redevelopment delivered
31.5% spreads achieved on new Manhattan office leases
Signed larger leases for longer term with better credit limits
BULOVA BrightRoll Johnson Controls 3i shutterstockTM Linked inTM macys
Company data and filings as of December 31, 2014.
EMPIRE STATE
REALTY TRUST

Delivered On Promises
2015 FIRST QUARTER HIGHLIGHTS
HNTB 78,361 SF New lease Empire State Building SEPHORA 11,334 SF New lease 112 W. 34th Street
Foot Locker 34,192 SF Lease recast 112 W. 34th Street OnDeck 78,787 SF Expansion 1400 Broadway
Media General 26,782 SF New lease Empire State Building workdayTM 21,401 SF New lease Empire State Building
EMPIRE STATE
REALTY TRUST

Portfolio Overview
PURE PLAY MANHATTAN AND GREATER NEW YORK METROPOLITAN AREA
10.0 Million Total Rentable Square Feet
9.3 Million Rentable Square Feet of Office Space
GNYM Office 18.6%
Retail 7.3%
Manhattan Office 74.1%
GNYM Office 20%
Manhattan Office 80%
Company data and filings as of December 31, 2014.
EMPIRE STATE
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Varied Tenant Base
DIVERSIFICATION BY INDUSTRY
Non-Profit
2.6%
Media and Advertising 3.4%
Technology
5.1%
Legal Services 4.3%
Other
19.2%
Retail
13.4%
Consumer Goods
22.4%
Finance, Insurance, Real Estate
18.2%
Professional Services
11.4%
EMPIRE STATE
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Industry diversification by annualized fully escalated rent.
Company data and filings as of December 31, 2014.
EMPIRE STATE
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Tenant Lease Expirations
MANHATTAN OFFICE PORTFOLIO
11.5% 11.6% 1.0% 6.3% 7.0% 6.5% 5.4% 50.7%
Available SLNC 2015 2016 2017 2018 2019 Thereafter
Company data and filings as of December 31, 2014.
EMPIRE STATE
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Total 2014 Revenue
Observatory
$111.5
19%
Retail Total Revenue $593.2
$62.7 11% Manhattan Office $344.5 58%
GNYM Office
$74.5 12%
$ in millions
Company data as of December 31, 2014.
EMPIRE STATE
REALTY TRUST

Derisked Growth In Current Portfolio
SIGNIFICANT EMBEDDED GROWTH POTENTIAL
Signed leases not commenced Redevelopment opportunity
Growth
Retail
opportunity Lease up of vacant space
EMPIRE STATE
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Signed Leases Not Commenced
Tenant SF 12/31/14 Escalated Annual Rent New Annual Rent Anticipated Commencement Date Incremental Annual Revenue
SLNC Q1-2015
OnDeck Capital1 78,787 $1.44 M $4.26 M Mar. 2015-Jan. 2016 $2.82 M
Media General 26,782 0.00 M 1.53 M Apr. 2015 1.53 M
HNTB 78,361 0.00 M 4.47 M Oct. 2015 4.47 M
Workday 21,401 0.49 M 1.20 M Nov. 2015 0.71 M
Foot Locker 34,192 0.91 M 6.21 M May 2016 5.30 M
Sephora 11,334 0.30 M 10.43 M Aug. 2016 10.13 M
Subtotal 250,857 $3.14 M $28.10 M $24.96 M
SLNC Q4-2014
SLNC 201,027 $4.37 M $12.0 M Feb. 2015 - Aug. 2016 $7.63 M
Total Contracted Annual Growth $32.59 M
Represents a 5.5% Increase Over 2014 Revenue
1OnDeck Capital represents expansion premises only and excludes renewal portion of agreement.
EMPIRE STATE
REALTY TRUST

Embedded Growth On Re-Leasing
WITHIN MANHATTAN OFFICE PORTFOLIO
Lease-up of ESRT’s available space Strong re-leasing spreads2
Manhattan office submarket avg. occupancy1 All leases YTD 2014 New leases YTD 2014
92.8% 92.8% 89.4% 92.3% +23.4% $ 50.42 +31.5% $52.35
84.4% 78.8% 84.7% 91.1% $40.86 $39.82
Managing rent roll to execute repositioning strategy
ESB 112 W. 34th 250 W. 57th 1350 B’Way Prev. Escalated Rent PSF3 New Starting Base Rent PSF Prev. Escalated Rent PSF3 New Starting Base Rent PSF
Source: Market data per Cushman & Wakefield as of 12/31/2014. Company data and filings as of December 31, 2014.
1 92.8%, 92.3% and 89.4% occupancies represent the overall occupancy of the Penn Station, Times Square South and West Side submarkets, respectively, as of 12/31/2014.
2 Based on Manhattan office portfolio.
3 Previous escalated rent PSF is adjusted for space remeasurement.
EMPIRE STATE
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Superior Leasing Spreads
COMPARED TO PEER GROUP
25.0% 23.4%
20.0%
15.0% 13.8%
10.0%
5.0%
0.0% 2014 Manhattan office leasing spreads
ESRT Peer Group
Company data and filings as of December 31, 2014.
Peer group includes SL Green and Vornado Realty Trust.
EMPIRE STATE
REALTY TRUST

Manhattan Office Mark to Market
CURRENT 2015 MARKET RENT VS. CURRENT FULLY ESCALATED RENT
2015 2016 2017 2018 2019
Current fully escalated rent PSF1 $42.15 $43.48 $45.84 $47.11 $44.46
Leased square feet expiring 822,968 384,803 522,870 481,302 397,683
Weighted average starting rent PSF2 $53.00 $55.00 $55.00 $55.00 $55.00
Embedded growth 25.8% 26.5% 20.0% 16.8% 23.7%
1 Fully escalated rents are as of 12/31/14, exclude SLNC after 12/31/14 and are adjusted for space remeasurement.
2 The above does not give consideration for downtime to vacate, redevelop and lease. Weighted average starting rent is management’s estimate for new, renewal and below market short term rentals for cash flow purposes and includes both office and storage.
EMPIRE STATE
REALTY TRUST

Vacant Office Space
MANHATTAN OFFICE PORTFOLIO
Current vacancy 692,000 SF
Weighted average starting rent $55 PSF
Whitebox / Demo 153,000 SF 22% Prebuilt 168,000 SF 24%
Broadcasting 8,000 SF 1% Storage 44,000 SF 7%
Other Developed 54,000 SF 8% Undeveloped 265,000 SF 38%
Weighted average starting rent is management’s estimate for new leases.
Excludes SLNC.
EMPIRE STATE
REALTY TRUST

Vacant Office Space
EMPIRE STATE BUILDING
Current vacancy 246,000 SF
Weighted average starting rent $58 PSF
Prebuilt 70,000 SF 28%
EMPIRE STATE REALTY TRUST
Broadcasting 8,000 SF 3%
Whitebox / Demo 26,000 SF 11%
Storage 21,000 SF 9%
Undeveloped 121,000 SF 49%
Weighted average starting rent is management’s estimate for new leases.
Excludes SLNC.
EMPIRE STATE
REALTY TRUST

Redevelopment Opportunity
EMBEDDED, DERISKED GROWTH
Tenant space to be redeveloped
Empire State Building 600,000 SF
Balance of Manhattan office portfolio 1,600,000 SF
Total 2,200,000 SF
Probable Renovations of Undeveloped Space through 2020
500,000 400,000 300,000 200,000 100,000 (SF) 0
350,000 SF 440,000 SF 130,000 SF 235,000 SF 90,000 SF
210,000 SF
2015 2016 2017 2018 2019 2020
Occupied Office Retail Vacant Office
Based upon current views and assumptions, which are subject to change.
EMPIRE STATE
REALTY TRUST

Defining the Retail Opportunity
CREATING VALUE AT STREET LEVEL
> 728,000 SF of total retail space
> 93.2% occupied
> 51.5% positive spreads on 18,166 SF of leasing in 2014
> 15 high traffic locations on dynamic retail streets
Santander STARBUCKS COFFEE LOEWS CINEPLEX ENTERTAINMENT
SHAKE SHACK charles SCHWAB CHIPOTLE MEXICAN GRILL
Foot Locker Walgreens JPMorgan
ANN TAYLOR URBAN OUTFITTERS at&t
Bank of America lululemon athletica swatch
DUANEreade YOUR CITY. YOUR DRUGSTORE. SEPHORA TJmaxx
EMPIRE STATE
REALTY TRUST

Dynamic 34th Street Market
> $2.0 billion in annual retail sales in the district
> 100 million pedestrians per year
> 4,000 pedestrians per hour at peak
> Improving cotenancy with international brands
> Macy’s $400 million store renovation
EMPIRE STATE
REALTY TRUST

Retail Mark to Market
CURRENT 2015 MARKET RENT VS. CURRENT FULLY ESCALATED RENT
Vacant 2015 2016 2017 2018
Current fully escalated rent PSF1 N/A $96.59 $76.64 $160.18 $64.85
Leased square feet expiring 24,319 26,163 58,664 17,603 12,099
Weighted average starting rent PSF2 $172 - $199 $214 - $267 $241 - $291 $162 - $212 $100 - $131
Embedded growth N/A 149.0% 247.1% 16.8% 78.1%
1 Fully escalated rents are as of 12/31/14, exclude SLNC after 12/31/14 and are adjusted for space remeasurement.
2 The above does not give consideration for downtime to vacate, redevelop and lease.
EMPIRE STATE
REALTY TRUST

Derisked Growth In Current Portfolio
SIGNIFICANT EMBEDDED GROWTH POTENTIAL
Signed leases not commenced
Redevelopment opportunity
Growth
Retail opportunity
Lease up of vacant space
EMPIRE STATE
REALTY TRUST

Ryan O. Kass
SENIOR VICE PRESIDENT AND DIRECTOR OF LEASING AND MARKETING
> Met wife at freshman orientation at Cornell
> Two year old boy/girl twins
> Passion for travel and cooking
Favorite New York City Spots:
“Old Yankee Stadium and Bronx Botanical Gardens (where I got married)”
EMPIRE STATE
REALTY TRUST

Compelling Value Proposition
HIGHLY ATTRACTIVE TO PROSPECTIVE TENANTS
> Irreplaceable locations
> Convenient access to mass transit
> Renovated buildings
> Modern, energy efficient tenant spaces
> Varied inventory of pre-builts and full floors
> Attractive in-building amenities
> Customer service oriented
> Unique architectural character
EMPIRE STATE
REALTY TRUST

Varied Tenant Base
DIVERSIFIED BY INDUSTRY
shutterstock Linked in GLOBAL BRANDS GROUP
Media General OnDeck > IPREO
HNTB IPG Interpublic Croup GLG
KOHLS macys COTY
BULOVA Johnson Controls 3i
Non-Profit 2.6%
Media and Advertising 3.4%
Technology 5.1%
Legal Services 4.3%
Other 19.2%
EMPIRE STATE
REALTY TRUST
Retail 13.4%
Professional Services 11.4%
Finance, Insurance, Real Estate 18.2%
Consumer Goods 22.4%
Industry diversification by annualized fully escalated rent.
Company data and filings as of December 31, 2014.
EMPIRE STATE
REALTY TRUST

Creating Full Floor Availabilities
ADJACENT SPACES CONSOLIDATED OVER TIME
Floors 55-58 originally had 42 tenants
Adjacent tenants are grouped by lease expiration dates
Spaces are vacated as expired leases are not renewed
Floors 55-58 leased to only 2 tenants

Redevelopment Timeframe
Months to Complete Whitebox Prebuilt
Demolition and abatement 2 months 2 months
Pipe replacement (ESB only) 0-1 month 0-1 month
Construction 2-3 months 3-4 months
Total 4-6 months 5-7 months
EMPIRE STATE
REALTY TRUST

Case Study: GLG
BEFORE

Case Study: GLG
AFTER

Tenant Installations
Linked in
LINKEDIN NEW YORK

Select Opportunities
OFFICE
12 full floor availabilities of 310,000 SF
> 5 available now
> 7 to be delivered during the year
> Located at ESB, 250 W. 57th St., 112 W. 34th St., 1359 Broadway, and 1400 Broadway
325,000 SF of new pre-builts
> 168,000 SF currently available
> 157,000 SF to be delivered during the year
Early successes
Media
General
HNTB
OnDeck >
workday
EMPIRE STATE
REALTY TRUST

Diversity of Inventory
FULL FLOORS

Diversity of Inventory
PRE-BUILTS

Select Opportunities
RETAIL
112 W. 34th St.
> 35,866 SF including 7,718 SF at street level
250 W. 57th St.
> 6,967 SF including 4,699 SF at street level
ESB
> 41,180 SF of multilevel retail including 20,449 SF at street level that starts to become available in 2015
Broadway Buildings
> 15,189 SF all at street level
Early successes
SEPHORA
Foot Locker®
EMPIRE STATE
REALTY TRUST

C. Peter Sjolund
SENIOR VICE PRESIDENT OF DESIGN AND CONSTRUCTION
> 35 years in the industry (all in NY metro area)
> Graduated Rutgers University – College of Engineering
> Celebrated 25th wedding anniversary
Favorite New York City Moment:
“Walking through Central Park in the snow with my wife and three children”
EMPIRE STATE
REALTY TRUST

Redevelopment Program
EMPIRE STATE BUILDING
Completed
In Process
To be Completed
Lobby restoration and upgrade X
Renovate observatory areas X
Energy efficient retrofits X
New tenant only conference center X
New tenant only fitness center X
New restaurant X
Concourse reconfiguration X
Tower lighting X
Renovate restrooms X
Elevator modernization and shaft wall repairs X
Lower level reconfiguration X
Pipe replacement X
Retail storefronts X
Mechanical, electrical and plumbing upgrades X
EMPIRE STATE
REALTY TRUST

Redevelopment Program
BALANCE OF MANHATTAN OFFICE PORTFOLIO
Completed
In Process
To be Completed
Lobby renovations X
Renovate and provide cooling to corridors X
Renovate restrooms X
New windows or curtain wall X
Elevator modernization X
Façade restoration/roof replacements X
Replace and upgrade fire alarm and security systems X
Upgrade electrical distribution systems X
Energy efficient retrofits X
Sidewalk replacements X
Cooling tower/chiller/controls upgrades X
Retail storefronts X
Mechanical, electrical and plumbing upgrades X
EMPIRE STATE
REALTY TRUST

Redevelopment Capital Expenditures
NEARING SUBSTANTIAL COMPLETION OF COMMON AREA RENOVATIONS
Addl. Spend on Manhattan Office (2015-2016) $75-115 million 14%
EMPIRE STATE
REALTY TRUST
Spent to Date $594 million 86%
Company data and filings as of December 31, 2014.
EMPIRE STATE
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Modernizing Irreplaceable Assets
Before
Before
EMPIRE STATE
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Modernizing Irreplaceable Assets
Before
EMPIRE STATE
REALTY TRUST

Modernizing Irreplaceable Assets
Before
EMPIRE STATE
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Modernizing Irreplaceable Assets
EMPIRE STATE
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Tenant Space Redevelopment
TYPICAL COSTS PER SQUARE FOOT
Type
Cost
Total base building
$35-65 PSF
Market rate tenant allowance
$60-70 PSF
Commission
$23-27 PSF
Total costs for redevelopment
$118-162 PSF
All tenant improvement and commission ranges are based on typical 10-year lease.
EMPIRE STATE
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Prebuilt
TYPICAL COSTS PER SQUARE FOOT
Type
Cost
Total base building
$35-65 PSF
Turn-key buildout
$110-120 PSF
Commission
$14-19 PSF
Total costs for redevelopment
$159-204 PSF
All tenant improvement and commission ranges are based on typical 5-year lease.
EMPIRE STATE
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Sustainability Measures Matrix

	ESB	One Grand Central Place	1400 Broadway	112 W 34th St	250 W 57th St	1333 Broadway	1350 Broadway
Whole Building Energy Retrofit Analysis (Replicate ESB Model)	x	x	x	x	x	x	x
Whole Building Energy Retrofit Implementation	x	x	x	x	x	x	x
Low-e window retrofit	x	x	x	x	x	x	x
High Performance Tenant Installation Required per Lease	x	x	x	x	x	x	x
Submetering of All New Tenant Spaces	x	x	x	x	x	x	x
Utilities Billed by Submetering (as installed)	x	x	x	x	x	x	x
Building Management System (BMS) Status							
(i) BMS in place	x			x			x
(ii) No BMS in place					x (hybrid/package HVAC)	x (no central HVAC)	
(iii) Partial BMS in place		x (no central HVAC)	x (no central HVAC)				
Energy Star Certification	x					x	x
Waste Management/Recycling							
(i) Construction Debris	x	x	x	x	x	x	x
(ii) Tenant Waste	x	x	x	x	x	x	x
(iii) Separate Electronic Recycling	x	x	x	x	x	x	x
(iv) Single Stream Recycling	x	x	x	x	x	x	x
Green Cleaning Products and Practices	x	x	x	x	x	x	x
Green Pest Management Products and Practices	x	x	x	x	x	x	x
Demand Response/Peak Load Shaving	x	x	x	x	x	x	x
Sustainability Committee	x	x	x	x	x	x	x
Annual & Long Term Sustainability Targets	x	x	x	x	x	x	x
Leadership & Sharing	x	x	x	x	x	x	x

Sustainability Measures Matrix

	1359 Broadway	501 7th Ave	First Stamford Place	Merritview	10 Bank St	500 Mamoroneck	Metro Center
Whole Building Energy Retrofit Analysis (Replicate ESB Model)	x	x	x	x	x	x	x
Whole Building Energy Retrofit Implementation	x	x	underway	pending	underway	underway	pending
Low-e window retrofit	x	x					
High Performance Tenant Installation Required per Lease	x	x	x	x	x	x	x
Submetering of All New Tenant Spaces	x	x					
Utilities Billed by Submetering (as installed)	x	x	x	x	x	x	x
Building Management System (BMS) Status							
(i) BMS in place			x	x	x	x	x
(ii) No BMS in place	x (no central HVAC)						
(iii) Partial BMS in place		x (no central HVAC)					
Energy Star Certification		x		x	x	x	x
Waste Management/Recycling							
(i) Construction Debris	x	x	x	x	x	x	x
(ii) Tenant Waste	x	x	x	x	x	x	x
(iii) Separate Electronic Recycling	x	x	x	x	x	x	x
(iv) Single Stream Recycling	x	x	x	x	x	x	x
Green Cleaning Products and Practices	x	x	x	x	x	x	x
Green Pest Management Products and Practices	x	x	x	x	x	x	x
Demand Response/Peak Load Shaving	x	x	x	x	x	x	x
Sustainability Committee	x	x	x	x	x	x	x
Annual & Long Term Sustainability Targets	x	x	x	x	x	x	x
Leadership & Sharing	x	x	x	x	x	x	x

The Empire State Building
CREATING VALUE THROUGH SUSTAINABILITY
Skanska energy savings of 57% | Coty saves $1 million over lease term
Utility costs represent the third largest component of tenant expenses after salaries and rent
Annual energy savings (kbtu)
16 14 12 10 8 6 4 2 0
Retrofit of chiller plant
Largest cutting edge wireless BMS in the world
Base Building Measures
Demand control ventilation
6,514 insulated reflective radiative barriers
6,514 retrofitted windows
Tenant energy mgmt. systems
VAV air handling units
Tenant day lighting system
Tenant Space Measures
> Annual savings of $4.4 M
> 3.1 year payback
> Energy Star 90
> Quantifiable transparent results
> Visit
www.esbsustainability.com
EMPIRE STATE
REALTY TRUST

Jeffrey H. Newman
SENIOR VICE PRESIDENT LEASING AND MARKETING
> Bachelor’s degree from University of Pennsylvania and JD from George Washington University
> Tennis and piano player
> Met wife while living and working in Manhattan
> Two children daughter, 24, and son, 19
Favorite New York City Moment:
“Attending Mets World Series victories at Shea in ‘69 and ‘86”
EMPIRE STATE
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Greater NY Metropolitan Portfolio
MANHATTAN QUALITY ASSETS AND TENANTS
> Best assets located near major transportation hubs
> 91.2% occupied
> Full amenities
> Low capital expenditure requirements
> Captures Manhattan-based tenants that relocate or open satellite offices
EMPIRE STATE
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Greater NY Metropolitan Portfolio
OVERVIEW
Highway
Metro-North Railroad
Metro-North Train
Stop
287
~30 miles to Midtown Manhattan
White Plains
Harrison
684
New York
Connecticut
Connecticut
Stamford
95
Westport
66-99 Main St
103-107 Main St
Norwalk
Office
Standalone Retail
> 14% of NOI
> 19% of total SF
> 91.2% Occupied
First Stamford Place
Metro Center
383 Main Avenue
10 Bank Street
500 Mamaroneck Avenue
Company data and filings as of December 31, 2014.
EMPIRE STATE
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Tenant Lease Expirations
GREATER NY METROPOLITAN PORTFOLIO
THOMSON
REUTERS
bp
CRANE
ElizabethArden
NEW YORK
REED ELSEVIER
Tweedy, Browne Company LLC
Established in 1920
Nestle
7.1%
1.7%
5.6%
4.0%
7.8%
14.3%
14.3%
45.2%
Available
SLNC
2015
2016
2017
2018
2019
Thereafter
Company data and filings as of December 31, 2014.
EMPIRE STATE
REALTY TRUST

Jean-Yves Ghazi
DIRECTOR OF THE EMPIRE STATE BUILDING OBSERVATORY
> Best spot for quality reflection: the 103rd floor of ESB, it helps put things in perspective
> Empire State Grill and Bar – nothing beats our brand new restaurant
Favorite Past Time:
“When not walking on the beaches with my wife: blowing bubbles 60’ underwater in the Caribbean and snapping pictures of wonderful underwater creatures”
EMPIRE STATE
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Performance
THROUGH CYCLES AND NEW ATTRACTIONS
Positive tourism trends to New York City (millions)
‘01 - ‘14
CAGR
3.7%
35.2 35.3 37.8 39.9 42.7 43.8 46.0 47.1 45.8 48.8 50.9 52.7 54.3 56.4
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Source: NYC & Company.
Domestic Visitors International Visitors
Observatory annual revenue (millions)
‘01 - ‘14 CAGR 12.2%
9/11
$25.0
2001
$29.6
2002
$33.4
2003
Top of the Rock Reopens 2.2 Million Visitors (estimated 2014)
$40.0
2004
$50.1
2005
$56.3
2006
$62.9
2007
$72.2
2008
Financial crisis hits
$71.6
2009
$78.9
2010
9/11 Memorial Opens 5 Million Visitors (2013)
$80.6
2011
$92.2
2012
9/11 Museum Opens 3 Million Visitors (annualized 2014)
$101.8
2013
$111.5
2014
Company Data and filings as of December 31, 2014.
EMPIRE STATE
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Performance vs. Currency Swings
Observatory Annual Revenue (millions)
80.0%
60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
$25.0
2001
$29.6
2002
$33.4
2003
$40.0
2004
$50.1
2005
$56.3
2006
$62.9
2007
$72.2
2008
$71.6
2009
$78.9
2010
$80.6
2011
$92.2
2012
$101.8
2013
$111.5
2014
Pound Euro Real Yuan
Company data and filings as of December 31, 2014. Currency data from Bloomberg LP.
EMPIRE STATE
REALTY TRUST

Ticket Mix
ACTIVELY MANAGE TICKET MIX TO MAXIMIZE MARGINS
Direct sales at full price is
largest source
Pricing Adult Senior (62+) Child (6-12)
Main Deck Only (86th Floor) $32.00 $29.00 $26.00
Main Deck Only (86th Floor) Express $55.00 $55.00 $55.00
Main Deck + Top Deck (86th & 102nd Floors) $52.00 $49.00 $46.00
Main Deck + Top Deck Express (86th & 102nd Floors - No Waiting) $75.00 $75.00 $75.00
EMPIRE STATE BUILDING
PLAN
EXPLORE
LANGUAGES
40 MIN TO THE TOP
BUY TICKETS
BUY TICKETS
Buy tickets online now and save time when you visit
Main Dock Only (86th Floor)
Adult: $32 Senior (ages 62+): $29 Child (ages 6-12): $26
Enjoy 360-degree views from our 86th Floor Observatory, featuring indoor and outdoor promenades. SELECT
Main Deck Express (86th Floor—No Waiting)
All Visitors (ages 6+): $55
Skip the lines on the way to the 86th Floor, the most famous observatory in the world. SELECT
Main Deck + Top Deck (86th & 102nd Floors)
Adult $52 Senior (ages 62+): $49 Child (ages 6-12): $46
Visit both observatories and experience why ESB is the Heart of New York City. SELECT
EMPIRE STATE
REALTY TRUST

Ticket Mix
SALES PARTNERSHIPS
> Hop on/off buses
> Student tour operators
> ESB Observatory featured via partners in key countries including China, Australia, India, Germany
> ESB Observatory bundled packages
> Online travel partners
EMPIRE STATE
REALTY TRUST

Who Visits The Observatory
IT’S NOT ALL FOREIGNERS, GRANDPARENTS AND PARENTS WITH CHILDREN
International vs. Domestic:
59% International,
41% Domestic
Age Group:
54% 18-34 years old
Male vs. Female:
56% Female,
44% Male
Domestic
41%
International
59%
Top 6 inbound countries: England/ Scotland/ Wales Canada France Australia Germany Brazil
Data from ESRT customer polling.
EMPIRE STATE
REALTY TRUST

Visitor Experience Improvement
HEAVY SPEND BY PREDECESSOR
2005
Visitor path moved from lobby to second floor 2010 Launched sustainability exhibit 2013 Upgraded sustainability exhibit
2008
Relocated gift operations to the 80th floor Remodeled 102nd floor observation deck 2011 Launched Dare to Dream exhibit 2014 Launched multi-media guide
EMPIRE STATE
REALTY TRUST

Focus On Yield and Efficiency
EFFICIENT MOVEMENT THROUGH THE ENTIRE EMPIRE STATE BUILDING EXPERIENCE
102nd Floor 36%
Observation deck 49%
80th Floor
Dare to dream 4%
2nd Floor
Sustainability 10%
Showtime sales 1%
Dwell time
Throughput
and sales
EMPIRE STATE
REALTY TRUST

Capacity Utilization
INCREASE CUSTOMER TRAFFIC IN NON-PEAK PERIODS
Initiatives
> Educated trade partners
> Developed special programs to increase off-peak visitation
> New ads to drive evening visitation
> Shifted advertising spend
Select 2010 vs. 2014 Results
> Increased visitation by 7% in Q2
> Reduced reliance on peak time-of-day visits by 4%, through increase of off-peak periods
> Increased evening visitation by 15%
EMPIRE STATE
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MIDTOWN DAY VS. DOWNTOWN DAY
TWO SEPARATE DAYS
Midtown Day Walking Time
1. Macy’s / Herald Square
6 minutes
2. Bryant Park
11 minutes
3. Madison Square Garden
8 minutes
4. Radio City Music Hall / Rockefeller Center
16 minutes
5. Madison Square Park / Eataly
7 minutes
6. Theatre district
19 minutes
7. Times Square Restaurants / Retail / Clubs
14 minutes
8. 34th Street Shopping
Downtown Day
1. 9/11 Memorial
2. 9/11 Museum
3. Statue of Liberty Cruise
4. One World Trade Center
5. Shopping
> Tourists treat midtown and downtown as separate days
> Midtown’s day starts earliest and ends latest given proximity to hotels, restaurants, nightlife
> Fixed costs for tourists are hotel rooms and food
> Midtown is the greatest bargain, fitting the most in one NYC day
EMPIRE STATE
REALTY TRUST

Effect Of Weather On Admissions
EFFECT OF BAD WEATHER DAYS ON DECEMBER ADMISSIONS
(Admissions)
360,000
350,000
340,000
330,000
320,000
310,000
300,000
290,000
280,000
Overall Monthly Admissions vs. Bad Weather Days
3
Dec 2011
12
Dec 2012
10
Dec 2013
9
Dec 2014
(Days)
14
12
10
8
6
4
2
0
Bad Weather Days
EMPIRE STATE
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Performance
THROUGH CYCLES AND NEW ATTRACTIONS
Positive tourism trends to New York City (millions)
‘01 - ‘14
CAGR
3.7%
35.2 35.3 37.8 39.9 42.7 43.8 46.0 47.1 45.8 48.8 50.9 52.7 54.3 56.4
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Source: NYC & Company.
Domestic Visitors International Visitors
Observatory annual revenue (millions)
‘01 - ‘14 CAGR 12.2%
9/11
$25.0
2001
$29.6
2002
$33.4
2003
Top of the Rock Reopens 2.2 Million Visitors (estimated 2014)
$40.0
2004
$50.1
2005
$56.3
2006
$62.9
2007
$72.2
2008
Financial crisis hits
$71.6
2009
$78.9
2010
9/11 Memorial Opens 5 Million Visitors (2013)
$80.6
2011
$92.2
2012
9/11 Museum Opens 3 Million Visitors (annualized 2014)
$101.8
2013
$111.5
2014
Company Data and filings as of December 31, 2014.
EMPIRE STATE
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Anthony E. Malkin
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
> First apartment in NYC in 1985 at corner of Hudson and Jane
> Two sons, 24 and 22
> Golden Retriever named Iko Iko
Favorite New York City Sports Moment:
“Hideki Matsui’s double on October 16th, 2003 against Pedro Martinez. I’ve never heard as loud a sound as the old Yankee stadium at the moment.”
EMPIRE STATE
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Public Relations and Branding
A TRULY UNIQUE ASSET
ONLINE
57%
EMPIRE STATE
REALTY TRUST
PRINT
9%
BROADCAST 34%
2014 in Review
13,500
PLACEMENTS
$396 million+
AD VALUE EQUIVALENCY
11.75 billion
IMPRESSIONS
EMPIRE STATE
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Social Media
Facebook
Countries by most fans:
> United States
> India
> Mexico
Twitter
Countries by most followers:
> United States
> United Kingdom
> Argentina
Instagram
Countries by most followers:
> United States
> Philippines
> United Kingdom
Pinterest
Countries by most followers:
> United States
> Philippines
> United Kingdom
EMPIRE STATE
REALTY TRUST

Public Relations and Branding
A TRULY UNIQUE ASSET
EMPIRE STATE
REALTY TRUST

The Rockettes’ Spring Spectacular
MARCH 2015
> 1.2 million Facebook fans, 27,400+ Twitter followers and 41,000 Instagram followers
> AmNY Four full page ads with ESB logo
(Circulation: 335,900+, total 1,343,600)
> New York Spring Spectacular City Week announcement email (Circulation: 622,202)
> Prize mention on website (400,000 estimated impressions)
The Rockettes’ new Spring Spectacular is co-branded with ESB through set inclusion, Fifth Avenue window displays and ESB Lighting for opening night, March 26, 2015.
EMPIRE STATE
REALTY TRUST

World Cup Lighting
JUNE-JULY 2014
265.4 million
IMPRESSIONS
98,000
ORGANIC MENTIONS
> SportsCenter on ESPN (15.2 million followers)
> Mesut Ozil (9.11 million followers)
> ABC News (4.02 million followers)
> Good Morning America (2.61 million followers)
> U.S. Men’s Soccer Team (1.26 million followers)
> Sports Illustrated (1.04 million followers)
ESB was one of the top four trending topics on social media relevant to the World Cup. Audience growth spurt on ESB’s Twitter is largest to date, and second largest across Facebook and Instagram.
EMPIRE STATE
REALTY TRUST

Ford Mustang 50th Anniversary
APRIL 2014
103 million
MEDIA IMPRESSIONS
$31.7M
AD VALUE
> CNN (16.2 million followers)
> BBC World (9.15 million followers)
> Huffington Post (5.4 million followers)
> Associated Press (4.84 million followers)
> La Patilla, Venezuelan news outlet (4.63 million followers)
> El Pais, Spanish news outlet (4 million followers)
Ford Mustang activation gave ESB five times the daily mentions during the display days, with Ford’s 3 million Facebook fans, 681,000+ Twitter followers and 363,000+ Instagram followers.
EMPIRE STATE
REALTY TRUST

Verizon Super Bowl Lighting
JANUARY 2014
1.57 million
IMPRESSIONS
$14.7M
AD VALUE
> ESPN (17.1 million followers)
> National Football League (10.1 million followers)
> Rainn Wilson, actor (3.79 million followers)
> Drew Brees, New Orleans Saints quarterback (2.15 million followers)
> Seattle Seahawks (877,000+ followers)
> Fox Sports (703,000+ followers)
> Denver Broncos (696,000+ followers)
“Verizon is one of those companies thinking outside of the box in its partnership with the Empire State Building, which will capture the eyes of all who are roaming around Manhattan” - Forbes
EMPIRE STATE
REALTY TRUST

Celebrity Visits
Taylor Swift
> 74.7 million Facebook Fans, 54.1 million Twitter followers, 23.7 million Instagram followers,
> ESB used as part of the run-up to new album launch
> ESB lights choreographed to private rooftop concert Yahoo! livestream of “1989”
> Taylor Swift mentioned ESB twice during livestream and ESB featured in flyover and background shots
Mayor De Blasio, Prince William,
ESRT Chair / CEO
> British Monarchy has 1.47 million Facebook fans and 949,000+ Twitter followers, Clarence House has 442,000+ Twitter followers
> 52.6 million social media impressions generated from the lighting in honor of the Duke & Duchess’ visit
> 16.3 million social media impressions generated from mentions of the Duke’s visit to ESB
> UK is #1 overseas source of visitors to ESB
EMPIRE STATE
REALTY TRUST

External Growth
DEEP ROOTS AND UNIQUE EXPERTISE IN THE WORLD’S PREMIER OFFICE MARKET

Willing to Wait
ESRT IS PATIENT, DILIGENT, CREATIVE, AND CONSCIOUS OF CYCLES IN PURSUIT OF EXTERNAL GROWTH
Patience
Diligence
Cycles

David A. Karp
EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER & TREASURER
> Brew my own beer
> Avid tennis player and cyclist
> Born and raised in San Fernando Valley, Southern California - an original “Valley Dude”
> Married for 31 years with two sons out of college
Favorite New York City Sports Activity:
“Stand by the NY Rangers through good and bad”
EMPIRE STATE
REALTY TRUST

Financial Strategy Overview
STRONG AND FLEXIBLE CAPITAL STRUCTURE SUPPORTS NUMEROUS FINANCING OPTIONS
Extending and laddering debt maturities
FINANCIAL
STRATEGY
Access to a variety of forms of capital
Low leverage with significant capacity
EMPIRE STATE
REALTY TRUST

Low Leverage
BALANCE SHEET POSITIONED TO SUPPORT OUTPERFORMANCE
“Over the last 20 years, more leveraged REITs have substantially underperformed REITs with less leverage.”
-Green Street Advisors February 26, 2015
There has never been a period over the last ten years in the Modern REIT-Era in which levered REITs have outperformed lower- levered REITs, even including the go-go years preceding the financial crisis.
-Green Street Advisors, February 26, 2015
EMPIRE STATE
REALTY TRUST

Fortress Balance Sheet
CONTINUOUS IMPROVEMENT AND MAXIMUM FLEXIBILITY
Total Debt to EBITDA
6
5.9
5.8
5.7
5.6
5.5
5.4
5.9X
2013
5.6X
2014
Total Debt / 2014 EBITDA
Debt /
Enterprise Value
EMPIRE STATE
REALTY TRUST
5.6x
25%
PEERS
6.0x
32%
Company data and filings as of December 31, 2014.
Peer group includes Boston Properties, SL Green and Vornado Realty Trust.
EMPIRE STATE
REALTY TRUST

Unencumbering The Portfolio
ENHANCING CAPITAL FLEXIBILITY
Repaid $445 million in mortgage loans, adding approximately 4 million square feet to the unencumbered pool since IPO
At IPO
100% 99%
50%
0% <1%
Portfolio SF
Encumbered
Unencumbered
Repaid $445 million, including mortgage loans securing:
> Empire State Building
> 250 W. 57th St.
> 500 Mamaroneck
> 501 7th Avenue
> 69-97 Main Street
12/31/2014
80%
60% 59% 41%
40%
20%
0% Portfolio SF
Encumbered
Unencumbered
EMPIRE STATE
REALTY TRUST

Extending Maturities
WEIGHTED AVERAGE MATURITY INCREASED FROM 3.1 YEARS AT IPO TO 3.7 YEARS
(millions)
$800 $700 $600 $500 $400 $300 $200 $100 $0 -
$193
2014
$88
$44
2015
$92
$0
2016
$447
$381
2017
$403
$262
2018
$695
$0
2019
$78
$0
Thereafter
At IPO 3/1/2015
EMPIRE STATE
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Recent Refinancing
PRIVATE PLACEMENT OF UNSECURED SENIOR NOTES
Terms: Series A $100 M 10 year maturity 3.93% coupon Series B $125 M 12 year maturity 4.09% coupon Series C $125 M 15 year maturity 4.18% coupon
Blended $350 M 12.5 year average life 4.08% coupon Price: 100% (par)
Sole investor: Entities affiliated with Prudential Capital Group
Use of proceeds: 1) Repay mortgages on One Grand Central Place and 1359 Broadway, and 2) reduce revolver balance
EMPIRE STATE
REALTY TRUST

Pro Forma Debt Maturity
WEIGHTED AVERAGE MATURITY INCREASED FROM 3.7 YEARS TO 5.6 YEARS PRO FORMA FOR REFINANCING
(millions)
$600
$500
$400
$300
$200
$100
$0
$193
$0
2014
$88
$0
2015
$92
$0
2016
$381
$356
2017
$403
$262
2018
$505
$0
2019
$0 $0
2020
$0 $0
2021
$0 $0
2022
$0 $0
2023
$428
$0
2024
-2030
At IPO 4/30/2015 Pro forma
EMPIRE STATE
REALTY TRUST

Superior Returns From Redevelopment
AN ILLUSTRATION OF THE RETURNS ON INVESTMENT
Remaining investment from January 1, 2015 to redevelop the Empire State Building:
> $65-105 million to complete common areas
Cost per square foot allocable to the undeveloped space is $23-$38 PSF
> Base building costs $35-$65 PSF
> Tenant improvements
White box $60-$70 PSF
Pre-builts $110-$120 PSF
> Leasing commissions
White box $23-$27 PSF (assume 10-yr leases at today’s market rents)
Pre-built space $14-$19 PSF (assume 5-yr leases at today’s market rents)
Returns:
> Mark-to-market of new leases against average expiring fully escalated rents of $36 PSF
White box $19-$24 PSF
Pre-builts $22-$27 PSF
EMPIRE STATE
REALTY TRUST

Superior Returns From Redevelopment
AN ILLUSTRATION OF THE RETURNS ON INVESTMENTS
White Box Low High Pre-Built Low High
INVESTMENT PER SQUARE FOOT
Common area redevelopment $23 $38 $23 $38
Tenant space:
Base building $35 $65 $35 $65
Tenant allowance / improvement $60 $70 $110 $120
Leasing commission $23 $27 $14 $19
TOTAL INVESTMENT $141 $200 $182 $242
RETURN - INCREMENTAL NOI PER SQUARE FOOT
Mark-to-market future renovated space $19 $24 $22 $27
RETURN ON INVESTMENT (ROI) 10% 17% 9% 15%
Note: While a white-box space when vacated typically requires a full new installation upon the signing of a new lease, pre-built spaces typically require small refreshment costs of paint, carpet, and appliances at the end of each lease term, and are intended to last for up to 25 years of occupancy by one or more tenants over their lifetime.
EMPIRE STATE
REALTY TRUST

Building Blocks For Outlook
ASSUMPTIONS FOR KEY METRICS LOOKING FORWARD
Built-in contractual growth - SLNC
Lease up of vacant space
Manhattan office redevelopment opportunity
Manhattan
retail
opportunity
Redevelopment and leasing capital expenditures
Observatory
dynamics
ROI and debt structure
EMPIRE STATE
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Delivered On Our Promises
OCTOBER 2, 2013 (IPO) THROUGH MARCH 30, 2015
> Executed on redevelopment program
> Executed on leasing at above market spreads
> Closed acquisitions (option properties)
> Initiated in-house property management, leasing and marketing
> Demonstrated sustained observatory performance
> Transformed balance sheet
EMPIRE STATE
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Thank You

Disclaimer
We make forward-looking statements in this presentation within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You should not rely on them as predictions of future events. For these statements, we claim the protections of the safe harbor for forward-looking statements contained in such Sections.
You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or similar words or phrases in the positive or negative. In particular, forward looking statements include those pertaining to our capital resources, portfolio performance, dividend policy, results of operations, anticipated growth in our portfolio from operations, acquisitions, and market conditions and demographics.
Forward-looking statements involve numerous risks and uncertainties, many of which are difficult to predict and generally beyond our control. They depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all).
The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: changes in our industry, the real estate markets, either nationally or in Manhattan or the greater New York metropolitan area; resolution of the litigations and arbitration involving the company; reduced demand for office or retail space; general volatility of the capital and credit markets and the market price of our Class A common stock and our publicly-traded operating partnership units; changes in our business strategy; changes in technology and market competition, which affect utilization of our broadcast or other facilities; changes in domestic or international tourism, including geopolitical events and currency exchange rates; defaults on, early terminations of, or non-renewal of leases by tenants; bankruptcy or insolvency of a major tenant or a significant number of smaller tenants; fluctuations in interest rates; increased operating costs; declining real estate valuations and impairment charges; termination or expiration of our ground leases; availability, terms and deployment of capital; our failure to obtain necessary outside financing, including our unsecured revolving credit facility; our leverage; decreased rental rates or increased vacancy rates; our failure to generate sufficient cash flows to service our outstanding indebtedness; our failure to redevelop and reposition properties successfully or on the anticipated timeline or at the anticipated costs; difficulties in identifying properties to acquire and completing acquisitions; risks of real estate development (including our Metro Tower development site), including the cost of construction delays and cost overruns; our failure to operate properties and operations successfully; our ability to manage our growth effectively; our ability to make distributions to our stockholders in the future; impact of changes in governmental regulations, tax law and rates and similar matters; our failure to continue to qualify as a real estate investment trust, or REIT; a future terrorist event in the U.S.; environmental uncertainties and risks related to adverse weather conditions and natural disasters; lack, or insufficient amounts, of insurance; availability of, and our ability to attract and retain, qualified personnel; conflicts of interest affecting any of our senior management team; our understanding of our competition; changes in real estate and zoning laws and increases in real property tax rates; our ability to comply with the laws, rules and regulations applicable to companies and, in particular, public companies.
While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements). We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions, new information, data or methods, future events or other changes after the date of this presentation, except as required by applicable law.
For a further discussion of these and other factors that could impact our future results, performance or transactions, see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014, and other risks described in documents we subsequently file from time to time with the Securities and Exchange Commission.
EMPIRE STATE
REALTY TRUST